PROSPECTUS SUPPLEMENT -- June 9, 2000*


American Express Stock Market Certificate (April 26, 2000) S-6009 American Express Stock Market Certificate (April 26, 2000) S-6035 American Express Stock Market Certificate (April 26, 2000) S-6038 American Express Market Strategy Certificate (April 26, 2000) S-6008


The following information modifies that found in the prospectuses on the cover and at page 2p regarding maximum return, partial participation minimum interest and special promotional coupon rates:

For American Express Stock Market Certificate and American Express Market Strategy Certificate, effective for initial terms beginning on or after June 14, 2000, your maximum return under both the full market participation option and the partial market participation option will be between 10 and 11 percent, and the minimum interest for the partial participation option is 2.75 percent. The maximum return in effect for initial terms beginning on June 14, 2000, is 11 percent.

However, for American Express Stock Market Certificate, effective for terms beginning June 14, 2000, if you have received a special promotional coupon and comply with the requirements in the coupon and the prospectus, then your maximum return for your first term will be between 11 and 12 percent.

These rates may or may not have changed when you apply to purchase your certificate. Rates for terms after your initial term are set at the discretion of American Express Certificate Company and may differ from these rates.

The following information modifies that found in the American Express Stock Market Certificate prospectuses in "Distribution," "Selling Agent Agreements with American Express Bank International and Securities America, Inc." and "Other Selling Agents" under "How Your Money Is Managed" regarding distribution fees and selling agents' commissions, fees and other compensation:

For certificates paying a special promotional coupon rate described on page 2p and in "Maximum return" in "Interest" under "About the Certificate," American Express Financial Advisors Inc. waives its distribution fee and the selling agents waive their commissions, fees and other compensation, unless a requirement for the special promotional coupon rate is a minimum investment of $100,000. If a special promotional coupon rate is available for Stock Market Certificates purchased through American Express Bank International (AEBI), the minimum investment in any Stock Market Certificate purchased through AEBI will be $100,000.

S-6008-11 A (6/00)
Valid until next prospectus update.
*Destroy April 25, 2001